DCC

                             MASTER LEASE AGREEMENT

Dana Commercial Credit

Lessee Information

LESSEE (Complete Legal Name)   UNIVERSAL MONEY CENTERS, INC.
BUSINESS PHONES                (913) 831-2055
BILLING ADDRESS                6800 SQUIBB ROAD
CITY                           SHAWNEE MISSION
COUNTY
STATE                          KS
ZIP                            66202


Lease Acceptance (Sign and initial here for both the Master Lease as well as for the Lease Schedule No. One below)

AGREEMENT TO ALL TERMS OF THIS LEASE (both front and back sides)

THIS LEASE IS NON-CANCELLABLE and consists of all terms on front and reverse hereof. This Lease is the full and final agreement and cannot be modified or terminated except by written agreement signed both by Lessee and Lessor.

LESSEE:
/s/ David S. Bonsal
-----------------------------------------
(Signature(s) above and initial to right)

Print Name: David S. Bonsal
-----------------------------------------
Title: CEO
-----------------------------------------
Acknowledged and Accepted: /s/ DSB
                           --------------
                          (Please Initial)

LEASE SCHEDULE NO. ONE (If additional room is required, complete Schedule A and attached signed Schedule A tot his Lease) shall be deemed a part of this Lease and shall be subject to and shall incorporate all terms and conditions set forth herein on both the front and back hereof.

LEASE TERM:               60 MONTHS
MONTHLY LEASE PAYMENT:    $876.90 (EXCLUSIVE of Applicable Tax)

INTERIM RENT PAYMENT
An amount equal to 1/30th of the monthly payment multiplied by the number of days from and including the Acceptance Date to the 1st day of the month immediately following the acceptance date.


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QUANTITY:       ___________

DESCRIPTION OF EQUIPMENT TO BE LEASED
      (SEE ATTACHED SCHEDULE A EQUIPMENT)

SERIAL NUMBER:  ___________

For Dana Commercial Credit Use Only

ACCEPTED BY DANA COMMERCIAL CREDIT CORPORATION, Lessor (the term "Lessor") shall include its successors and assigns.)

Signature(s) ___________________    Date 11/20/98 Master Lease Number 5002179

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THE MASTER  LEASE AND EACH LEASE  SCHEDULE  ARE  NONCANCELLABLE  BY LESSEE.  THE
MASTER LEASE AND EACH LEASE SCHEDULE SHALL BECOME EFFECTIVE UPON EXECUTION BY LESSOR AT ITS OFFICE. THE PARTIES AGREE THAT THE MASTER LEASE AND EACH LEASE
SCHEDULE IS A "FINANCE LEASE" AS DEFINED BY ss.2A103(G) OF THE UNIFORM COMMERCIAL CODE ("UCC").

This Master Lease Agreement ("Master Lease") between Lessor and Lessee is in consideration of the mutual covenants, terms, and conditions herein contained, and shall apply to certain items of machinery, equipment and other personal property, together with all components, parts, replacements, additions and attachments (collectively the "Equipment") now incorporated therein or hereafter incorporated therein described in any Lease Schedule. This Master Lease sets forth master terms and conditions. Each lease schedule executed by the parties hereto ("Lease Schedule") shall incorporate all of the terms and conditions of this master Lease as they may from time to time be amended and shall contain such additional terms and conditions as Lessee and Lessor may agree from time to time. Each Lease Schedule together with the terms and conditions of this Master Lease shall constitute a separate and distinct lease between Lessor and Lessee. Each Lease Schedule shall be enforceable according to the terms and conditions contained therein without regard to any other Lease Schedule. In the event of a conflict between the provisions of the Master Lease and any Lease Schedule, the provisions of the Lease Schedule shall prevail in respect to that Lease Schedule. Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, in accordance with the terms and conditions of the applicable Lease Schedule, Equipment identified on such Lease Schedule. Lessee authorizes Lessor to insert in the Lease Schedule the serial numbers and other identification data pertaining to the Equipment when delivered. The term of the Lease with respect to any item of the Equipment shall consist of the term set forth in the Lease Schedule relating thereto ("Lease Term") and shall commence upon acknowledgment of the applicable Acceptance Certificate (as defined herein) by Lessor, effective the date of the Acceptance Certificate.

1. TERMS AND CONDITIONS. In consideration of Lessor's purchase of the equipment selected by Lessee, Lessor leases to Lessee, and Lessee leases from Lessor, the equipment identified above and on any attached Schedule A pursuant to the terms and conditions



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set forth  herein.  In no case  shall the  preprinted  terms and  conditions  on
Lessee's or Supplier's standard transactional documentation (i.e., order forms and invoices) apply to Lessor. The Equipment shall be deemed to have been accepted by Lessee for all purposes under the Lease Schedule upon Lessor's receipt of a certificate, in form satisfactory to Lessor, executed by Lessee certifying Lessee's terms of acceptance (the "Acceptance Certificate"). Lessee will sign the Acceptance Certificate authorizing Lessor to pay for the Equipment only after Lessee has received and accepted the Equipment as fully operable for Lessee's purposes.

2. LESSEE'S WARRANTIES. Lessee represents, warrants and covenants to Lessor, and Lessor relies on the fact that: (a) Lessee has read and understood this Master Lease and each Lease Schedule before it was signed; (b) LESSEE HAS SELECTED THE EQUIPMENT BASED ON ITS OWN JUDGMENT, IS FULLY SATISFIED WITH BOTH THE EQUIPMENT AND THE SUPPLIER OF THE EQUIPMENT, AND HAS REVIEWED AND APPROVED THE SUPPLIER'S PURCHASE ORDER OR AGREEMENT COVERING THE EQUIPMENT PURCHASED FOR LEASE TO LESSEE; (c) Lessee shall provide to Lessor within 120 days after the close of each of Lessee's fiscal years, and, within 45 days of the end of each quarter of Lessee's fiscal year, a copy of its financial statements which will be, (i) accurate and correct in all material respects, and (ii) prepared in accordance with generally accepted accounting principles consistently applied; (d) the Equipment is leased exclusively for Lessee's established business purposes; (e) Lessee has the form of business organization indicated, and is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (f) Lessee has the power and authority to enter into the Master Lease, all Lease Schedules and all other related instruments or documents hereunder ("Documents"), and such Documents (i) have been duly authorized by all necessary action on the part of Lessee consistent with its form of organization and duly executed and delivered by authorized officers or agents of Lessee, whose signatures hereon are, in all respects, authentic, (ii) do not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority, (iii) do not contravene any law binding on Lessee or any certificate or articles of incorporation or by-laws or partnership certificate or agreement; (iv) do not violate, result in any breach of, or constitute a default under, or result in the creation of any lien, charge or security interest or other encumbrance upon any assets of Lessee or on the Equipment pursuant to any agreement, indenture, or other instrument to which Lessee is a party or by which it or any of its assets may be bound, and (v) constitute legal, valid and binding obligations of Lessee enforceable in accordance with their terms; (g) Lessee has experienced no material adverse change in its financial condition or operations since the date of its financial statements provided to Lessor nor does there exist any pending or threatened actions or proceedings before any court or administrative agency which might materially adversely affect Lessee's financial condition or operations; (h) the address indicated by Lessee is the chief place of business and chief executive office of Lessee; and (I) Lessee will pay all costs connected with the Equipment, including, without limitation, taxes, insurance, repairs, shipping, early termination fees, collection costs and other expenses normally paid in a net lease. Lessee shall be deemed to have reaffirmed the foregoing warranties each time it executes a Lease Schedule.

3. LESSEE'S WAIVER OF DAMAGES AND WARRANTIES FROM LESSOR. Lessee leases the Equipment from Lessor "AS IS/WHERE IS". IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT (A) EXCEPT AS TO QUIET ENJOYMENT, LESSOR MAKES ABSOLUTELY NO WARRANTIES, EXPRESS OR IMPLIED; (B) LESSOR



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EXPRESSLY  DISCLAIMS ANY WARRANTY OR REPRESENTATION AS TO ANY MATTER WHATSOEVER,
INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE EQUIPMENT, ITS DESIGN OR CONDITION, ITS QUALITY, CAPACITY OR WORKMANSHIP, THE CONFORMITY OF THE EQUIPMENT TO ANY LAW, RULE, REGULATION, SPECIFICATION OR CONTRACT OR PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENT; (C) NO REPRESENTATION OR WARRANTY BY THE SUPPLIER OR SALESPERSON IS BINDING ON LESSOR NOR SHALL BREACH OF SUCH WARRANTY RELIEVE LESSEE OF LESSEE'S OBLIGATION TO LESSOR HEREUNDER. IT IS FURTHER AGREED BY LESSEE THAT ALL RISKS RELATING TO THE EQUIPMENT AND ITS USE ARE, AS BETWEEN LESSOR AND LESSEE. TO BE BORNE BY LESSEE AND THAT LESSOR SHALL HAVE NO LIABILITY TO LESSEE, LESSEE'S CUSTOMERS, OR ANY THIRD PARTIES FOR (A) ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE ARISING OUT OF THE MASTER LEASE, ANY LEASE SCHEDULE OR ANY EQUIPMENT; (B) ANY LOSS OF BUSINESS OR SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER; OR (C) ANY DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR LESSOR'S NEGLIGENCE. LESSEE HEREBY WAIVES ANY CLAIM AGAINST LESSOR IN CONNECTION WITH OR ARISING OUT OF THE OWNERSHIP, LEASING, FURNISHING, PERFORMANCE OR USE OF THE EQUIPMENT AND THE BENEFITS OF ANY AND ALL IMPLIED WARRANTIES AND REPRESENTATIONS OF LESSOR, AND LESSEE EXPRESSLY WAIVES ANY AND ALL RIGHTS OR REMEDIES AGAINST LESSOR PROVIDED UNDER THE UNIFORM COMMERCIAL CODE (the "UCC"). To the extent permitted by applicable, law, Lessee hereby waives any rights Lessee may otherwise have to: 1) cancel or repudiate any Lease Schedule or the Master Lease; 2) revoke acceptance of or reject the Equipment; 3) claim a security interest in the Equipment; 4) accept partial delivery of the Equipment; 5) sell or dispose of the Equipment upon rejection or revocation; 7) claim an agency relationship between Supplier and Lessor. All warranties from the Supplier to Lessor are, to the extent they are assignable, hereby assigned to Lessee for the Lease Term or until an Event of Default occurs, for Lessee's exercise at Lessee's expense.

4. PAYMENTS. Lessee agrees to make lease payments in advance and to pay such other charges as provided herein. Lease payments shall be increased by any cost or expense Lessor incurs to preserve the Equipment or to pay taxes, assessments, fees, penalties, liens, or encumbrances. Unless Lessor gives written notice of a new address, all payments under any Lease Schedule shall be sent to Lessor at the address provided by Lessor. Each payment received, at Lessor's discretion, will be applied first to the oldest charge due under the applicable Lease Schedule. THE MASTER LEASE AND EACH LEASE SCHEDULE IS A NET LEASE AND LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT OR REDUCTION OF RENTS OR OF ANY OTHER AMOUNTS PAYABLE HEREUNDER FOR ANY REASON, including, without limitation, any problems it may have with the Equipment. Without Lessor's prior written consent, any payment to Lessor of a smaller sum than due at any time under a Lease Schedule shall not constitute a release or an accord and satisfaction for any greater sum due, or to become due, regardless of any endorsement restriction, unless otherwise agreed by both parties in a signed writing. LESSEE'S OBLIGATION TO PAY ALL RENT AND ANY OTHER AMOUNTS DUE THEREUNDER OR ANY LEASE SCHEDULE SHALL BE ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES. If any rent or other amount payable hereunder shall not be paid when due, Lessee shall pay Lessor:
(a) a one-time late



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charge in the stipulated and liquidated  amount of $.05 per dollar of the amount not paid or $5.00, if greater; (b) a late charge during every month after the first month in which the sum is late computed daily on the amounts then due and unpaid at a rate of 1-1/2% per month, or, if less, the highest applicable rate permitted by law; and (c) all collection costs and expenses.

5. TAXES, ASSESSMENTS AND FEES. Lessee agrees to pay all licensing, filing and registration fees; TO SHOW THE EQUIPMENT AS "LEASED EQUIPMENT" ON TAX RETURNS; WHEN ALLOWED BY LAW, FILE ALL PERSONAL PROPERTY TAX RETURNS AND TO PAY ALL PERSONAL PROPERTY TAXES ASSESSED AGAINST THE EQUIPMENT WHEN DUE; to pay when due, and defend, hold harmless Lessor against liability for all other taxes, assessments, fees and penalties which may be levied or assessed in respect to the Equipment, its use or any interest therein, or any lease payments, including but not limited to all federal, state, and local taxes, however, designated, levied or assessed, whether upon Lessee or Lessor or the Equipment or upon the sale, ownership, use or operation, excepting only any income taxes levied on the rental payments made to Lessor. If any report or return for personal property tax is required by law to be filed by Lessor, Lessee shall so notify Lessor prior to the assessment date, and Lessee shall promptly reimburse Lessor for personal property taxes paid, including any interest, fines or penalties incurred as a result of late filing if Lessee fails to provide Lessor with the notice required hereby. Lessee shall promptly provide Lessor with a copy of any and all filings and tax assessment notices with respect to personal property tax, and if Lessee fails to do so, Lessor has the right to charge Lessee an assessment of an appropriate amount to insure against any tax liability. The Lessee agrees to comply with all state and local laws requiring the filing of ad valorem tax returns relating to the Equipment. Lessor may, at its option, pay on Lessee's behalf such taxes and other amounts, file applicable returns, and collect full reimbursement from Lessee. Lessee agrees that Lessor is entitled to all tax benefits resulting from ownership of the Equipment. Lessee agrees that, should any such tax benefits be disallowed, Lessee shall indemnify Lessor for such loss by paying Lessor an amount equal to the value of the lost benefits. Lessee agrees to pay Lessor a documentation fee to be billed with the first lease payment to cover account setup and administrative costs.

6. SUCCESSORS AND ASSIGNMENTS. LESSEE SHALL NOT TRANSFER, SELL, SUBLEASE, ASSIGN, PLEDGE OR ENCUMBER EITHER THE EQUIPMENT OR ANY RIGHTS UNDER THIS LEASE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, and even with Lessor's consent, Lessee shall remain jointly and severally liable to the full extent with Lessee's assignee. ANY ATTEMPTED TRANSFER, SUBLEASE, ASSIGNMENT OR PLEDGE WITHOUT LESSOR'S CONSENT SHALL BE VOID AND SHALL NOT RELEASE LESSEE OF ITS OBLIGATIONS UNDER THE MASTER LEASE OR ANY LEASE SCHEDULE. However, in any case, the provisions of this Lease bind all heirs, executors, administrators, successors, trustees, and assigns of the Lessee and any guarantor. LESSOR MAY, WITHOUT LESSEE'S CONSENT, ASSIGN ITS RIGHTS AND INTERESTS UNDER THIS LEASE WITHOUT NOTICE. Lessee agrees that Lessor's assignee will have the same rights and remedies that Lessor now has. Lessee agrees that the rights of Lessor's assignee will not be subject to claims, defenses, or setoffs that Lessee may have against Lessor. Lessee agrees that Lessor is not an agent of Lessor's assignee and that Lessor has no affiliation with such assignee except for assignment. Lessee stipulates that any such assignment by Lessor shall not materially change Lessee's duties, obligations or risks under this Lease.


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7.    OWNERSHIP AND TITLE.  Lessor is the sole owner of the Equipment,  has sole title and all residual rights, has the right to inspect the Equipment, and has the right to affix and display a notice of Lessor's ownership thereon. The Equipment shall remain Lessor's personal property whether or not affixed to realty and shall not be part of any real property on which it is placed. At Lessor's request, Lessee shall obtain a landlord and/or mortgage waiver for the Equipment. All additions, attachments, and accessories placed on the Equipment become part of the Equipment and Lessor's property. Lessee agrees to give and record such notices, obtain such waivers and take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment or any Lease Schedule and Lessee shall, at its cost and expense, defend Lessor's title against and keep all of the Equipment, the Master Lease, any Lease Schedule and any of Lessor's interests thereunder free of all liens, claims and encumbrances of any kind.

8. OPERATION AND TERMINATION. Lessee shall be solely responsible for the installation, operation and maintenance of the Equipment and at its own cost and expense, keep it in good condition and running order, and shall use, operate and maintain the Equipment in compliance with applicable laws and any applicable manufacturer's manuals. The Lessee, at its expense, shall maintain in full force and effect throughout the Lease Term a maintenance contract with a party acceptable to Lessor. Upon return to lessor the Equipment must be eligible, without further cost or expense, for immediate continuation of coverage under Supplier's standard maintenance contract. Lessee agrees to keep and use the Equipment only at the business address specified in the applicable Lease
Schedule, to never abandon or move the Equipment from that address, nor relinquish possession of the Equipment except to Lessor. Lessee shall give Lessor one hundred twenty (120) days written notice prior to the expiration of the Lease Term, and sixty (60) days written notice prior to expiration of any renewal term of the return of the Equipment and Lessor will designate the return location within the continental United States. At the end of the Lease Term Lessee shall, at Lessee's expense, immediately crate, insure and return the Equipment to the designated location in as good a condition as when Lessee received it, excepting only reasonable wear and tear and in the condition reflecting Lessee's full compliance with the terms and conditions of this section. If Lessee fails to give notice or fails to return the Equipment, the Lease shall automatically renew on a month to month basis for a period not to exceed twelve (12) months. The extension period may be terminated by either party by giving thirty (30) days prior written notice. Upon such termination or at the end of the twelfth month of the extension, Lessee shall return the Equipment as provided above. Until the Equipment is returned to Lessor, Lessee shall continue to pay rent in an amount equal to the monthly average rent during the Lease Term, on the same due date set forth in the Lease.

9. RISK OF LOSS AND INSURANCE. Lessee hereby assumes all risk of loss, damage or destruction for whatever reason to the Equipment ("Loss") from and after the earlier of the date (a) on which the Equipment is ordered, or (b) Lessor pays the purchase price of the Equipment, and continuing until Lessee has returned the Equipment to the designated location and such Equipment has been accepted by Lessor. Lessee shall immediately notify Lessor of the occurrence of any Loss or other occurrence affecting Lessor's interests or the Equipment and shall, at Lessor's option, make repairs or replacements at Lessee's expense. In such event, Lessee agrees to continue to meet all payment and other obligations under the Lease Schedule. Lessee agrees to keep the Equipment insured at Lessee's expense against risks of loss or damage from any cause whatsoever. Lessee agrees that such insurance shall not be less than an amount



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equal to the total  remaining  stream of lease  payments  plus the higher of (i)
twenty percent (20%) of the total invoice cost of such Equipment and (ii) the fair market value of the Equipment. Lessee also agrees that the insurance shall be in such an amount as is reasonable to cover Lessor for public liability and property damage arising from the Equipment or Lessee's use of it. Lessee agrees to name Lessor as the loss payee and an additional insured. Each policy shall provide that the insurance cannot be cancelled without thirty (30) days prior written notice to Lessor. Lessee shall furnish Lessor with a copy of the certificate of insurance annually. The proceeds of such insurance shall be applied at Lessor's sole election toward the replacement or repair of the Equipment or payment towards Lessee's obligations. Lessee appoints Lessor as attorney-in-fact to make any claim for, receive payment of, or execute or endorse all documents, checks or drafts for loss or damage or return of premium under such insurance. Lessee has no right or claim to any insurance benefits from Lessor.

10. INDEMNITY. Lessee assumes liability for, and hereby agrees to indemnify, protect and hold Lessor and its affiliates harmless from and against any and all liabilities (including, but not limited to, negligence, tort, and strict liability), obligations, losses, damages, injuries, claims, demands, penalties, actions, costs and expenses, including reasonable attorney's fees, of whatsoever kind and nature (including without limitation, claims of injury, death, or property damage), arising out of or related to (i) the Master Lease, each Lease Schedule, or the Equipment, including, but not limited to, the manufacture, purchase, financing, installation, use, condition (including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing, removal, return, or other disposition of any Equipment, (ii) a breach by Lessee or any guarantor of any representations or warranties under the Master Lease, any Lease Schedule or guaranty, or failure by Lessee or any guarantor to perform or observe any covenant or agreement to be performed by it under the Master Lease, any Lease Schedule or any guaranty, or (iii) a violation of or non-compliance with any law, including environmental laws. The indemnities and assumptions of liabilities and obligations contained in this section and Section 5 shall continue in full force and effect notwithstanding the expiration or other termination of the Master Lease or any Lease Schedule.

11. DEFAULT AND REMEDIES. If any one or more of the following events (an "Event of Default") shall occur, then Lessor shall have the right to exercise any one or more of the remedies set forth in this section: (a) Lessee fails to make any payment, of rent or otherwise hereunder when due; or (b) Lessee or any guarantor breaches any of its warranties, representations, or other obligations under the Master Lease or any Lease Schedule, or any other agreement with Lessor, and fails to cure such breach within ten (10) days after Lessor sends Lessee notice of the existence of such breach; or (c) Lessee shall default on any other indebtedness obligation or agreement of any kind with Lessor and shall not have cured such default within a period of grace provided by such other agreement or instrument; or (d) any execution or writ of process is issued in any action or proceeding to seize or detain any of the Equipment; or (e) Lessee fails to return any Equipment when required under Section 8; or (f) Lessee or any guarantor shall commence, or take corporate action to authorize, a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts; or seek the appointment of a trustee, receiver, liquidator, custodian, or other similar official; or consent, or fail to object, to any such relief or to the appointment of any such official or to the taking of possession of any of its property or to the commencement of an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of its creditors; or (g) Lessee becomes insolvent or fails generally to pay its debts as they



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become due; or (h) any guarantor revokes a guaranty provided to Lessor under the
Master Lease or any Lease Schedule or breaches any of its obligations under such guaranty. Lessee shall promptly notify Lessor of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice or lapse of time, or both, may become an Event of Default. If an Event of Default occurs, Lessor may, in its sole discretion, exercise any or all of the following remedies: (a) cause Lessee, upon written demand of Lessor and at Lessee's expense, to promptly return any or all Equipment on any or all of the Lease Schedules, to such location as Lessor may designate or to immediately retake possession of the Equipment without any court order or other process of law (and for such purpose Lessor may enter upon any premises where the Equipment may be and remove the same); and Lessor may dispose of any or all of the Equipment in good faith and recover from Lessee as damages all charges, expenses or commissions incurred by Lessor in the transportation, care, custody or disposition of such Equipment after the occurrence of the Event of Default or otherwise resulting by reason of such default; (b) whether Lessor has recovered the Equipment, or if so recovered, has elected to retain any or all of the Equipment, dispose of the Equipment by sale, lease or otherwise, to recover as liquidated damages for the loss of a bargain due to Lessee's Event of Default and not as a penalty, the sum of the following: (i) all accrued and unpaid rent and other amounts then due, plus (ii) as liquidated damages, the higher of fair market value of the Equipment or an amount equal to the total remaining stream of lease payments discounted to the present at six percent (6%) plus twenty percent (20%) of the total invoice cost of such Equipment; all of the foregoing amounts shall become immediately due and payable to Lessor, to the extent permitted by UCC-2A, or any other provision of the UCC or other applicable law;
(c) exercise any remedy at law or equity, notice thereof being expressly waived by Lessee, including any right or remedy which may otherwise be available to it under the UCC; (d) with or without notice to Lessee, cancel the Master Lease or
any  Lease  Schedule  without   prejudice  to  Lessor's  rights  in  respect  of
obligations then accrued and remaining unsatisfied; and (e) exercise any remedy at law or equity, notice thereof being expressly waived by Lessee, including any right or remedy which may otherwise be available to it under the UCC. Lessor's action or failure to act on one remedy constitutes neither (a) an election to be limited thereto, (b) a waiver of any other remedy nor (c) a release of Lessee from the liability to return the Equipment or for any loss or claim with respect thereto. Nothing herein shall be deemed to prejudice Lessor's right to recover or prove damages for unpaid rent accrued prior to default, or bar an action for a deficiency as herein provided. The bringing of an action with an entry of judgment against Lessee shall not bar the Lessor's right to repossess any or all of the Equipment. Lessor's remedies shall be available to Lessor's successors and assigns, shall be in addition to all other remedies provided by law, and may be exercised concurrently or consecutively. LESSEE AGREES TO PAY ALL COSTS OF COLLECTION, INCLUDING COLLECTORS' CONTINGENCY FEES, AND TO PAY LESSOR'S ATTORNEY FEES AS DAMAGES AND NOT COSTS in all proceedings arising under the Master Lease or any Lease Schedule.

12. MISCELLANEOUS. The provisions of the Master Lease and each Lease Schedule are severable and shall not be affected or impaired if any one provision is held unenforceable, invalid, or illegal. Any provision held in conflict with any statute or rule of law shall be deemed inoperative only to the extent of such conflict and shall be modified to confirm with such statute or rule. THE MASTER LEASE, TOGETHER WITH ALL LEASE SCHEDULES, ACCEPTANCE CERTIFICATES AND RIDERS ATTACHED HERETO FROM TIME TO TIME, OR BY REFERENCE HERETO MADE A PART HEREOF CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT

TO THE SUBJECT MATTER HEREOF AND MERGES ANY OTHER UNDERSTANDING. At Lessor's election the parties shall submit any matter arising out of this transaction, including any claim, counterclaim, setoff, or defense, to binding arbitration by the American Arbitration Association. The decision and award of the arbitrator(s) shall be final and binding and may be entered as rendered in any court having jurisdiction thereof. Lessee authorizes Lessor or its agents to file, at Lessor's option, financing statements and/or fixture filings without Lessee's signature and, if a signature is required by law, Lessee appoints Lessor and its agents as Lessee's attorney-in-fact to execute such statements and filings. Despite the express intent of the parties, in the event that any Lease Schedule is not deemed to be a true lease, then solely in that event and for that limited purpose, it shall be deemed a security agreement and, in that regard, Lessee hereby grants Lessor a security interest in all lease payments and Equipment, and all interest of Lessee therein, and all proceeds and products thereof to secure Lessee's prompt payment and performance as and when due of all obligations and indebtedness to Lessor under the Master Lease or any Lease Schedule, but in no case shall this grant or any filing be deemed to contravene a true-lease transaction. Without prejudicing the generality of this Section, Lessor and Lessee intend to confirm strictly to the usury law applicable to this transaction. Accordingly, it is agreed that the aggregate of all interest and any other charges or consideration constituting interest under applicable law that is contracted for, charged or received under any Lease Schedule or otherwise shall under no circumstance exceed the maximum amount of interest allowed by applicable law. If any usurious interest in such respect is provided for in any Lease Schedule or otherwise, or if the acceleration or prepayment of any indebtedness results in Lessee having paid any interest in excess of that permitted by applicable law, then in such event, (a) Lessee shall not be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by applicable law, (b) any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be credited on any such indebtedness by Lessor, (c) the effective rate of interest shall be automatically reduced to the maximum legal rate of interest allowed by applicable law, and (d) all interest shall be allocated and spread throughout the full term of any such indebtedness until paid in full so that the rate or amount of interest does not exceed the applicable usury ceiling.

13. CONSENT TO OHIO LAW; JURISDICTION; VENUE, NOTICE. Lessee consents, agrees, and stipulates that: (a) the Master Lease and each Lease Schedule shall be deemed fully executed and performed in the State of Ohio and shall be governed by and construed in accordance with the laws thereof; and (b) in any action, proceeding, or appeal on any matter related to or arising out of the Master Lease or any Lease Schedule, the Lessor and Lessee (i) SHALL BE SUBJECT TO THE PERSONAL JURISDICTION OF THE STATE OF OHIO, including any state or federal court sitting therein, and all court rules thereof; (ii) SHALL ACCEPT VENUE IN ANY FEDERAL OR STATE COURT IN OHIO; and (iii) EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY so that trial shall be by and only to the court. Lessee agrees that any notice or process served for any legal action or proceeding shall be valid if mailed by certified mail, return receipt requested, with delivery restricted to the Lessee, its registered agent, or any agent appointed in writing to accept such process. Until Lessor and Lessee notify each other of any new address in writing, any invoice, notice or transaction notice required by the Master Lease or Lease Schedule or by law is validly given when mailed postage prepaid by first class mail to the last known address.